Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended August 31, 2010

Accounting Method:    ☒  Accrual Basis            ☐  Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U.S. Trustee has waived the requirement in writing. File the original with the Clerk of Court.
Submit a duplicate, with original signature, to the U.S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(2)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	9/17/2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	Workers’ Compensation Insurance has been renewed through July 1, 2011. General Liability insurance has been renewed through August 11, 2011. TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:                        8/1/2010             to             8/31/2010

CASH FLOW SUMMARY

	Current Month		Accumulated

Beginning Cash Balance	$115,482,851	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	356,697		24,968,086
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	—		21,848,472

Total Cash Receipts	$356,697		$145,222,071

3. Cash Disbursements
Operations	252,873		16,511,996
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	595,999		12,067,366
Other	—		18,500,000

Total Cash Disbursements	$848,872		$47,079,362

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(492,175)		98,142,709

5. Ending Cash Balance (to Form 2-C)	$114,990,676	(3)	$114,990,676	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance		Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$15,035,094		$—	$4,025	$15,031,069
xxxxxxx0805	J.P. Morgan	—	(4)	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,519		—	—	5,519
xxxxxxx2954	New Mexico Bank & Trust	2,661		—	55	2,606
xxxxxxx2989	New Mexico Bank & Trust	31,499		—	—	31,499
xxxxxxx5856	New Mexico Bank & Trust	99,983		—	—	99,983
xxxxxxx2842	New Mexico Bank & Trust	3,982,667		—	—	3,982,667
xxxxxxx9638	The Bank of New York Mellon	1,002		—		1,002
xxxxxxx9639	The Bank of New York Mellon	—		—	—	—
xxxxxxx0989	Bank of America	95,836,332		—	—	95,836,332

		$114,994,756		$—	$4,078	$114,990,676	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.
(4)	Cash of $132,656 was seized by J.P.Morgan on June 18, 2010. After Chapter 11 Trustee investigation, cash was returned on August 10, 2010 by wire into New Mexico Bank & Trust account xxx2822.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/4/2010	WIRE	KPMG LLP	Professional services	$48,592
8/4/2010	WIRE	Shapiro Sher Guinot & Sandler	Professional services	255,483
8/4/2010	WIRE	Goldin Associates, LLC	Professional services	216,323
8/4/2010	WIRE	Tydings & Rosenberg LLP	Professional services	14,553
8/4/2010	WIRE	J.H. Cohn LLP	Professional services	3,563
8/4/2010	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	57,486
8/10/2010	WIRE	Blue Chip Insurance	General Liability Insurance	9,878
8/11/2010	WIRE	ADP Inc.	Payroll - Direct deposits	26,059
8/12/2010	WIRE	ADP, Inc.	Payroll taxes	12,349
8/17/2010	7183	Kokopelli Property Management	Professional services	6,000
8/17/2010	7184	Contract Employee	Contract Services	2,061
8/19/2010	7185	RR Donnelley Receivables, Inc	EDGAR Filings	2,242
8/19/2010	7186	MIDCON Data Services LLC	Document Storage	2,065
8/19/2010	7187	Thornburg Investment Management	Postage	31
8/19/2010	7188	Pinnacle Exhibits	Exhibit Storage	689
8/19/2010	7189	Aon Risk Services Inc of New Mexico	Workers’ Compensation Insurance	3,348
8/19/2010	7190	Iron Mountain Information Management	Document Storage	1,041
8/19/2010	7191	Bravo Technical Resources	Contract Services	10,298
8/19/2010	7192	Incorporating Services, Ltd.	Registered Agent	100
8/19/2010	7193	FedEX	Shipping	150
8/27/2010	WIRE	LuciData, Inc.	Contract Services	139,694
8/27/2010	WIRE	ADP Inc.	Payroll - Direct deposits	22,667
8/30/2010	WIRE	ADP, Inc.	Payroll taxes	9,940
8/31/2010	7194	Contract Employee	Contract Services	3,992

			Total Cash Disbursements	$848,604	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
8/3/2010	Venable LLP	Refund of Retainer Balance	$73,869
8/3/2010	Cenlar	Investor P43 P&I Remittance July 2010	75,465
8/3/2010	Cenlar	Investor Z43 P&I Remittance July 2010	36,049
8/10/2010	JP Morgan	Return of Seized Cash	132,656
8/20/2010	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance July 2010	25,610
8/25/2010	US Bank	Credit Risk Advisor Fee	654
8/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	433
8/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	1,032
8/25/2010	Wells Fargo Bank	Reinvestment Income	106
8/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	1,054

		Total Cash Receipts	$346,930	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/6/2010	ACH	ADP Financial Services	Payroll processing	$134
8/20/2010	ACH	ADP Financial Services	Payroll processing	134

			Total Cash Disbursements	$268	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
8/31/2010	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        8/1/2010             to             8/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
8/31/2010	Bank of America	Interest	$9,766

		Total Cash Receipts	$9,766	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:                        August 31, 2010

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$114,990,676	$16,848,967
Accounts Receivable (from Form 2-E)		916,676	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,050,222	4,807,453
	Accrued interest receivable	—	47,878

Total Current Assets		116,957,574	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		1,067,694	533,109

Net Fixed Assets		133,646	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(5,975,361)	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$116,736,089	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E) (4)		$993,745	$—
Post-petition Accrued Professional Fees (from Form 2-E)		3,157,600	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable (List):	Contingent obligations (5)	3,296,287	—
		—

Total Post Petition Liabilities		7,447,632	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt (3)		3,421,761,237	3,664,898,118

Total Pre Petition Liabilities		3,421,761,237	3,664,898,118

TOTAL LIABILITIES		3,429,208,869	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (6)		2,208,257	—

TOTAL OWNERS’ EQUITY		(3,312,472,780)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$116,736,089	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Accounts Payable include $411,091 payable to CSI & RBS/Greenwich for the transfer of mortgage servicing rights associated with certain whole mortgage loans effective April 1, 2010. Balance includes monthly P&I received by THML after the transfer date, net of any advances paid by TMHL, as stipulated to by the parties.
(5)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(6)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:                    August 1, 2010              to             August 31, 2010

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$26,378	$5,589,461
Mortgage servicing income	9,006	21,697,575

Net Operating Revenue	35,384	27,287,036

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	35,384	28,482,112

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	265,479	24,856,780
Rents and Leases	25,000	768,262
Depreciation, Depletion and Amortization	33,412	534,592
Other (list):	—	—
	—	—

Total Operating Expenses	323,891	27,055,024

Operating Income / (Loss)	(288,507)	1,427,088

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	12,742,709

Net Non-Operating Income / (Expenses)	—	16,111,611

Reorganization Expenses
Legal and Professional Fees	270,539	14,915,574
Other Reorganization Expense	50,415	414,868

Total Reorganization Expenses	320,954	15,330,442

Net Income / (Loss) Before Income Taxes	(609,461)	2,208,257

Federal and State Income Tax Expense / (Benefit) (5)	—	—

NET INCOME / (LOSS)	$(609,461)	$2,208,257

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $13.1 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $8.6 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. The estimated potential tax liability that could be incurred due to the method of accounting change is $7.3 million. However, given the large 2009 operating losses for TMST, Inc., it is reasonably possible that the potential tax liability will not be incurred. As such, the Company did not record it in the comparative balance sheet nor recognize it in the profit and loss statement.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        August 1, 2010             to             August 31, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal		$8,101	$8,101	8/12/2010	Wire	$—
	$—	6,455	6,455	8/30/2010	Wire	—

State	—	1,609	1,609	8/12/2010	Wire	—
		1,340	1,340	8/30/2010	Wire	—

FICA Tax Withheld	—	1,320	1,320	8/12/2010	Wire	—
		1,072	1,072	8/30/2010	Wire	—

Employer’s FICA Tax	—	1,320	1,320	8/12/2010	Wire	—
		1,072	1,072	8/30/2010	Wire	—

Unemployment Tax
Federal	—	—	—	8/12/2010	Wire	—
		—	—	8/30/2010	Wire	—

State	—	—	—	8/12/2010	Wire	—
		—	—	8/30/2010	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$22,289	$22,289			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2011	7/1/2011

General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2011

Property (Fire, Theft) (1)	N/A

Vehicle (1)	N/A

Directors & Officers (Excess)	N/A

Directors & Officers (Primary)	N/A

Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2010	10/28/2010

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        8/1/2010             to             8/31/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$1,078,377
30 to 60 days	—		617,649
61 to 90 days	—		923,611
91 to 120 days	—		250,390
Over 120 days	492,676		1,281,317
Unavailable	297,855	(3)

Total Post Petition	790,531

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	916,676
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$916,676

	Total Post Petition

	Accounts Payable		$4,151,345

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	21,596	72,039		251,453
Unsecured Creditors’ Financial Advisor	—	—	3,563		891
Chapter 11 Trustee (4)	—	75,000	—		750,000
Trustee’s Counsel	—	200,000	255,482		856,891
Trustee’s Financial Advisor	—	200,000	216,323		720,941
Trustee’s Tax Advisor (5)		20,000	48,592		99,693
Claims Agent	—	12,000	—		27,821

Total	$410,304	$528,596	$595,999		$3,157,600

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commision is an estimate based on time spent performing the Trustee function at customary rates. The actual commision awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        8/1/2010             to             8/31/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:                        August 31, 2010

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.

1.	Disbursements made in calendar quarter
	July 2010	$758,174
	August 2010	848,872
	September 2010

	Quarterly Total	$1,607,046

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of August 31, 2010

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	275,570	—	—	—	—	—	275,570
Borrower Corporate Advance Balance	(2)	Various	21,907	—	—	—	—	—	21,907
Borrower Inspection Fees	(2)	Various	378	—	—	—	—	—	378

Total Post Petition Accounts Receivable			$790,531	$—	$—	$—	$—	$492,676	$297,855

Pre Petition		Date	Amount
Thomas G. Ennis, Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of August 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick, Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick, Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick, Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Paracorp Inc.	05/24/10	1,204	—	—	—	1,204	—
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	75,000	—
Goldin Associates, LLC	05/31/10	49,328	—	—	—	49,328	—
KPMG LLP	05/31/10	11,425	—	—	—	11,425	—
Quinn Emanuel Urquhart Oliver & Hedges	05/31/10	14,175	—	—	—	14,175	—
Shapiro Sher Guinot & Sandler	05/31/10	58,890	—	—	—	58,890	—
Tydings & Rosenberg LLP	05/31/10	3,544	—	—	—	3,544	—
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	31,325	—
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	5,500	—
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	06/30/10	271,177	—	—	271,177	—	—
KPMG LLP	06/30/10	22,787	—	—	22,787	—	—
Quinn Emanuel Urquhart Oliver & Hedges	06/30/10	93,538	—	—	93,538	—	—
Shapiro Sher Guinot & Sandler	06/30/10	398,372	—	—	398,372	—	—
Tydings & Rosenberg LLP	06/30/10	29,419	—	—	29,419	—	—
Cenlar	06/30/10	244	—	—	244	—	—
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	27,575	—	—
American Stock Transfer & Trust	07/01/10	5,500	—	—	5,500	—	—
LuciData, Inc.	07/06/10	6,446	—	6,446	—	—	—
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	75,000	—	—	—
Epiq Bankruptcy Solutions, LLC	07/31/10	15,821	—	15,821	—	—	—
Goldin Associates, LLC	07/31/10	200,437	—	200,437	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of August 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
J.H. Cohn LLP	07/31/10	891	—	891	—	—	—
KPMG LLP	07/31/10	45,481	—	45,481	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	07/31/10	16,486	—	16,486	—	—	—
Shapiro Sher Guinot & Sandler	07/31/10	199,630	—	199,630	—	—	—
Tydings & Rosenberg LLP	07/31/10	12,695	—	12,695	—	—	—
Cenlar	07/31/10	17,187	—	17,187	—	—	—
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	27,575	—	—	—
Walsh Anderson, Brown Gallegos & Green P.C.	08/02/10	1,038	1,038	—	—	—	—
Len’s Computer Supply	08/10/10	5,880	5,880	—	—	—	—
Bravo Technical Resources	08/11/10	4,096	4,096	—	—	—	—
TMST Employsee	08/17/10	865	865	—	—	—	—
Bravo Technical Resources	08/18/10	6,713	6,713	—	—	—	—
FedEx	08/20/10	172	172	—	—	—	—
LuciData, Inc.	08/20/10	49,483	49,483	—	—	—	—
LuciData, Inc.	08/20/10	877	877	—	—	—	—
FrontBridge Technologies, Inc.	08/23/10	2,575	2,575	—	—	—	—
Credit Suisse International	08/24/10	321,217	321,217	—	—	—	—
RBS/Greenwich	08/24/10	89,873	89,873	—	—	—	—
Bravo Technical Resources	08/25/10	6,579	6,579	—	—	—	—
FedEx	08/27/10	192	192	—	—	—	—
TMST Employsee	08/27/10	225	225	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	08/31/10	12,000	12,000	—	—	—	—
Goldin Associates, LLC	08/31/10	200,000	200,000	—	—	—	—
KPMG LLP	08/31/10	20,000	20,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/10	15,000	15,000	—	—	—	—
Shapiro Sher Guinot & Sandler	08/31/10	200,000	200,000	—	—	—	—
Tydings & Rosenberg LLP	08/31/10	6,596	6,596	—	—	—	—
Bravo Technical Resources	08/31/10	3,750	3,750	—	—	—	—
Hotel SantaFe	08/31/10	12,437	12,437	—	—	—	—
Iron Mountain Information Management	08/31/10	330	330	—	—	—	—
New Mexico Taxation & Revenue	08/31/10	50	50	—	—	—	—
RR Donnelley	08/31/10	1,274	1,274	—	—	—	—
RR Donnelley	08/31/10	2,474	2,474	—	—	—	—
Thornburg Investment Management	08/31/10	4	4	—	—	—	—
Thornburg Mortgage Advisory Co	08/31/10	27,575	27,575	—	—	—	—
TMST Contract Employsee	08/31/10	1,300	1,300	—	—	—	—
TMST Employsee	08/31/10	270	270	—	—	—	—
Walsh Anderson, Brown Gallegos & Green P.C.	08/31/10	59	59	—	—	—	—
Payroll Accrual	08/31/10	10,475	10,475	—	—	—	—

Post Petition Accounts Payable		4,151,345	1,078,377	617,649	923,611	250,390	1,281,317

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending August 31, 2010

EXPLANATORY STATEMENT RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.